Exhibit 10.82

STATE ROAD 528
CFX PROJECT: 528-1240

FIRST AMENDMENT TO PURCHASE AND SALE AGREEMENT

THIS FIRST AMENDMENT TO THE PURCHASE AND SALE AGREEMENT (“First Amendment”) is made and entered into as of the ____ day of _________, 2018, by and between the GREATER ORLANDO AVIATION AUTHORITY, with a principal address of One Jeff Fuqua Boulevard, Orlando, FL 32827-4399 (“GOAA”), an agency of the City of Orlando, existing as an independent special district under the laws of the State of Florida, the CENTRAL FLORIDA EXPRESSWAY AUTHORITY, a public corporation of the State of Florida with a principal address of 4974 ORL Tower Road, Orlando, FL 32807 (“CFX”), the CITY OF ORLANDO (the “City”), a Florida Municipal Corporation existing under the laws of the State of Florida with a principal address of 400 South Orange Avenue, Orlando, FL 32801, and ALL ABOARD FLORIDA - OPERATIONS LLC, a Delaware limited liability company authorized to conduct business in Florida, with a principal address 2855 Lejeune Road, 4th Floor, Coral Gables, FL 33134 (“RAIL COMPANY”). GOAA, CFX, CITY and Rail Company are sometimes collectively referred to herein as the “Parties”.

RECITALS

WHEREAS, Rail Company is developing an inter-city commercial passenger rail connection between Miami and Orlando with the Orlando terminus located at the Orlando International Airport (the “Rail Project” or “Project”); and

WHEREAS, the Parties previously entered into a Purchase and Sale Agreement (“Agreement”) formalizing the terms and conditions whereby GOAA and the City shall sell and convey title to the 528 Ramp Property to CFX, CFX shall sell and convey title to the Cargo Road Ramp Property to GOAA, and GOAA shall grant easements to CFX in the Easement Parcels; Rail Company shall fund the transactions and CFX shall acquire said interest in the 528 Ramp Property and the Easement Parcels and GOAA and City shall acquire said interest in the Cargo Road Ramp Property;

WHEREAS, the Agreement states that the Closing should occur on or before December 31, 2018, unless extended by written agreement approved by the City, GOAA, and CFX, through the Mayor, Chief Executive Officer, and Executive Director, respectively;

WHEREAS, the parties desire to extend the deadline for a Closing to July 1, 2019;

City Council Meeting: 1-14-19
Item: K-9 Documentary: 190114K09

NOW THEREFORE, for good and valuable consideration, the receipt, adequacy and sufficiency of which are hereby expressly acknowledged by the Parties, CFX, Rail Company, GOAA, and the City hereby covenant and agree as follows:

1.          Recitals. The foregoing recitals are true and correct and are incorporated herein by this reference.

2.          Closing. The Closing should occur on or before July 1, 2019.

3.          Ratification. Except as expressly amended hereby, all the remaining provisions of the Agreement shall remain in full force and effect.

4.         Counterparts; Email Signatures. This First Amendment may be executed in any number of counterparts, each of which shall be considered an original, and all of such counterparts shall constitute one amendment. To facilitate execution of this First Amendment, any of the Parties may execute and exchange by e-mail as a portable document format or other electronic imaging, counterparts of the signature page, which shall be deemed original signatures for all purposes.

[SIGNATURE PAGES FOLLOWING]

IN WITNESS WHEREOF, the parties hereto have caused these presents to be executed in their respective names as of the date first above written.

“CITY” CITY OF ORLANDO, FLORIDA, a Florida municipal corporation
ATTEST:
By:	By:

Printed Name:	Denise Aldridge	Printed Name:	Regina I. Hill

Title:	City Clerk	Title:	Mayor Pro Tem

[Official Seal]	Date:	January 14, 2019

APPROVED AS TO FORM AND LEGALITY FOR THE USE AND RELIANCE OF THE CITY OF ORLANDO, ONLY, THIS 7 DAY OF JAN, 2019.

By:
City Attorney

Printed Name:	Roy Payne

“GOAA” GREATER ORLANDO AVIATION AUTHORITY
ATTEST:
By:
Dayci S. Burnette-Snyder,	Phillip N. Brown, A.A.E.,
Assistant Secretary	Chief Executive Officer

Date: 12/4/18, 2018

APPROVED AS TO FORM AND LEGALITY this 30th day of November, 2018, for the use and reliance by the GREATER ORLANDO AVIATION AUTHORITY, only. Marchena and Graham, P.A., General Counsel.

By:
Marchena and Graham, P.A.

City Council Meeting: 1-14-19
Item: K-9 Documentary: 1901141209

“CFX”
CENTRAL FLORIDA
EXPRESSWAY AUTHORITY, a public Corporation of the State of Florida
ATTEST:
By:
Laura Kelley, Executive Director
Regla (“Mimi”) Lamaute,
Board Service Coordinator
	Date:	Nov. 21, 2018

APPROVED AS TO FORM AND LEGALITY FOR USE AND RELIANCE BY THE CENTRAL FLORIDA EXPRESSWAY AUTHORITY ONLY.
,
Counsel.

By:
Print:	Linda S. B. Lanosa
Date:	Nov. 21, 2018

ALL ABOARD FLORIDA – OPERATIONS LLC

ATTEST:	By:
Print Name:
Title:
Print Name:	Dated: _________________, 2018
Title:

WITNESSES:

Print Name:

Print Name: